                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant: /X/

Filed by a Party other than the Registrant: / /

Check the appropriate box:

            / /         Preliminary Proxy Statement
            / /         Confidential,   for  Use  of  the  Commission  Only  (as
                        permitted by Rule 14a-6(e)(2))
            /X/         Definitive Proxy Statement
            / /         Definitive Additional Materials
            / /         Soliciting Material Under Rule 14a-12

                            WEBFINANCIAL CORPORATION
                    ----------------------------------------
                (Name of Registrant as Specified In Its Charter)

                   (Name of Persons(s) Filing Proxy Statement)

                        Payment of Filing Fee (Check the appropriate box):

            /X/         No fee required.

            / /         Fee  computed  on table  below  per  Exchange  Act Rules
                        14a-6(i)(4) and 0-11.

            (1)         Title of each class of securities  to which  transaction
                        applies:

            (2)         Aggregate  number  of  securities  to which  transaction
                        applies:

            (3)         Per unit price or other  underlying value of transaction
                        computed pursuant to Exchange Act Rule 0-11:

            (4)         Proposed maximum aggregate value of transaction:

            (5)         Total fee paid:

            / /         Fee paid previously with preliminary materials:

            / /         Check box if any part of the fee is  offset as  provided
by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

            (1)         Amount Previously Paid:

            (2)         Form, Schedule or Registration Statement No.:

            (3)         Filing Party:

            (4)         Date Filed:

                            WEBFINANCIAL CORPORATION
                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 19, 2001
                                 --------------

To the Stockholders:

            NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders  (the
"Meeting") of WEBFINANCIAL CORPORATION,  a Delaware corporation (the "Company"), will be held at the offices of Olshan  Grundman Frome  Rosenzweig & Wolosky LLP, located at 505 Park Avenue,  New York, New York 10022, on July 19, 2001 at 10:30
A.M., local time, for the following purposes:

            1.          To elect five  members of the board of  directors of the
                        Company  (the "Board of  Directors")  to serve until the
                        next  annual  meeting of  stockholders  and until  their
                        successors have been duly elected and qualified;

            2.          To ratify the  appointment  of Grant Thornton LLP as the
                        Company's  independent  auditors  for  the  year  ending
                        December 31, 2001; and

            3.          To  transact  such other  business  as may  properly  be
                        brought before the Meeting or any adjournment thereof.

            The Board of  Directors  has fixed the close of business on June 19,
2001 as the record  date for the  Meeting.  Only  stockholders  of record on the stock  transfer  books of the  Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

                                        By Order of the Board of Directors

                                        GLEN M. KASSAN
                                        VICE PRESIDENT, CHIEF FINANCIAL OFFICER
                                        AND SECRETARY

Dated: June 22, 2001
New York, New York

            WHETHER  OR NOT YOU EXPECT TO BE  PRESENT  AT THE  MEETING,  YOU ARE
URGED TO FILL IN, DATE,  SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT
IS PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                            WEBFINANCIAL CORPORATION
                        150 EAST 52ND STREET, 21ST FLOOR
                            NEW YORK, NEW YORK 10022
                                ----------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                  JULY 19, 2001
                                  ------------

                                  INTRODUCTION

            This Proxy Statement is being furnished to stockholders by the Board
of  Directors  of  WEBFINANCIAL   CORPORATION,   a  Delaware   corporation  (the
"Company"),  in connection with the solicitation of the  accompanying  Proxy for use at the 2001 Annual Meeting of Stockholders of the Company (the "Meeting") to
be held at the  offices  of Olshan  Grundman  Frome  Rosenzweig  & Wolosky  LLP,
located at 505 Park Avenue, New York, New York 10022, on July 19, 2001, at 10:30
A.M., local time, or at any adjournment thereof.

            The  approximate   date  on  which  this  Proxy  Statement  and  the
accompanying Proxy will first be sent or given to stockholders is June 22, 2001.

                        RECORD DATE AND VOTING SECURITIES

            Only  stockholders  of record at the close of  business  on June 19,
2001, the record date (the "Record  Date") for the Meeting,  will be entitled to notice of, and to vote at, the Meeting and any  adjournment  thereof.  As of the close of business on the Record Date, there were 4,366,866 outstanding shares of the Company's common stock, $.001 par value (the "Common Stock").

                                VOTING OF PROXIES

            Shares of Common  Stock  represented  by Proxies  that are  properly executed,  duly  returned and not revoked will be voted in  accordance  with the instructions  contained therein.  If no specification is indicated on the Proxy, all such shares will be voted (i) for the  election as  directors of the persons who have been nominated by the Board of Directors,  (ii) for the ratification of the appointment of Grant Thornton LLP as the Company's  independent auditors for the year  ending  December  31,  2001 and  (iii) on any  other  matter  that may properly be brought  before the Meeting in  accordance  with the judgment of the person or persons voting the Proxies.

            The execution of a Proxy will in no way affect a stockholder's right to attend the Meeting and to vote in person.  Any Proxy executed and returned by a  stockholder  may be  revoked  at any time  thereafter  if  written  notice of revocation  is given to the  Secretary  of the  Company  prior to the vote to be taken at the Meeting, or by execution of a subsequent proxy that is presented to the  Meeting or if the  stockholder  attends  the  Meeting  and votes by ballot, except as to any  matter  or  matters  upon  which a vote  shall  have been cast pursuant to the authority conferred by such Proxy prior to such revocation.

            The cost of solicitation of the Proxies being solicited on behalf of the Board of Directors  will be borne by the Company.  In addition to the use of the mails, proxy  solicitation may be made by telephone,  telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock in the names of their  nominees  for their  reasonable  expenses in sending  soliciting material to their principals.

            The Company has retained Mackenzie Partners,  Inc.  ("Mackenzie") to solicit proxies at a cost of approximately  $5,000,  plus certain  out-of-pocket expenses.  If the Company  requests  Mackenzie to perform  additional  services,
Mackenzie will bill the Company at its usual rate.

                                  VOTING RIGHTS

            Holders of each share of Common  Stock are  entitled to one vote for each share held on all  matters.  The holders of a majority  of the  outstanding shares of Common Stock whether  present in person or represented by proxy,  will constitute a quorum for the election of directors  and the  ratification  of the appointment  of Grant  Thornton  LLP, and any other matters that may come before the meeting.

            Broker "non-votes" and the shares as to which a stockholder abstains from voting are included for purposes of determining  whether a quorum of shares is present at a  meeting.  A broker  "non-vote"  occurs  when a nominee  holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have  discretionary  voting power with respect to that item and has not received instructions from the beneficial owner.

            A  plurality  of the total  votes cast by  holders  of Common  Stock entitled to vote is required for the election of directors.  In  tabulating  the vote on the election of directors,  abstentions and broker  "non-votes"  will be disregarded and will have no effect on the outcome of such vote.

            The  affirmative  vote of a majority of the votes cast by holders of
Common  Stock  entitled to vote is required to ratify the  appointment  of Grant
Thornton LLP. In tabulating the votes on the proposal to ratify the  appointment of Grant Thornton LLP, shares as to which a stockholder  abstains are considered shares  entitled to vote on the applicable  proposal and therefore an abstention would  have the  effect  of a vote  against  such  proposal.  Broker  non-votes, however,  are not considered shares entitled to vote on the applicable  proposal and are  not  included  in  determining  whether  the  proposal  to  ratify  the appointment of Grant Thornton LLP is approved.

                                      -2-

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

            The following table sets forth information  concerning  ownership of the  Company's  shares of Common  Stock,  as of the Record Date,  by each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, each director,  each executive  officer,  each nominee for election as a director and by all directors  and  executive  officers of the
Company as a group. Unless otherwise  indicated,  the address for each director, nominee or five percent  stockholder  is in care of the  Company,  150 East 52nd
Street, 21st Floor, New York, New York 10022.

                                                     NUMBER OF SHARES
DIRECTORS, NOMINEES, EXECUTIVE OFFICERS              OF COMMON STOCK        PERCENTAGE
AND 5% STOCKHOLDERS                                BENEFICIALLY OWNED(1)    OF CLASS
-------------------                                ---------------------    --------

Warren G. Lichtenstein                                  1,808,487(2)         39.0%

Steel Partners II, L.P.                                 1,578,529(3)         35.8%

Jack L. Howard                                            112,756(4)          2.5%

Glen M. Kassan                                              8,333(5)          *

Earle C. May                                              377,779(6)          8.6%
4550 Kruse Way #345
Lake Oswego, Oregon 97035

James R. Henderson                                         16,667(7)          *

James Benenson, Jr.                                        65,427(8)          1.5%
One Lexington Avenue
New York, New York 10010

Joseph L. Mullen                                           24,646(9)          *
611 Broadway, Suite 801
New York, New York 10012

Mark Schwarz                                                    0             0

All directors and executive                             2,414,095            53.0%
officers as a group (seven persons)

                                      -3-

---------------------------
* Less than 1%

(1)         A person is deemed to be the beneficial  owner of voting  securities that can be acquired by such person  within 60 days after the Record
            Date  upon  the  exercise  of  options,   warrants  or   convertible
            securities.   Each  beneficial  owner's   percentage   ownership  is
            determined  by  assuming  that  options,   warrants  or  convertible
            securities  that are held by such  person (but not those held by any other person) and that are  currently  exercisable  (i.e.,  that are exercisable  within  60  days  after  the  Record  Date)  have  been exercised.  Unless  otherwise  noted,  the Company believes that all persons  named in the table have sole  voting and  investment  power with respect to all shares beneficially owned by them.

(2)         Consists  of  (a)  2,500   shares  of  Common  Stock  owned  by  Mr.
            Lichtenstein;  (b) 227,458  shares of Common Stock issuable upon the exercise of options  within sixty days of the Record Date granted to
            Mr.  Lichtenstein;  (c)  1,539,345  shares of Common  Stock owned by
            Steel  Partners  II,  L.P.;  and (d) 39,184  shares of Common  Stock issuable  upon the  exercise  of warrants  within  sixty days of the
            Record Date owned by Steel Partners II, L.P. Mr. Lichtenstein is the sole managing  member of the general  partner of Steel  Partners II,
            L.P. Mr. Lichtenstein  disclaims  beneficial ownership of the shares of Common  Stock owned by Steel  Partners  II,  L.P.  (except to the extent of his  pecuniary  interest in such  shares of Common  Stock, which is less than the amount disclosed).

(3)         Consists of 1,539,345  shares of Common  Stock and 39,184  shares of
            Common Stock issuable upon exercise of warrants within sixty days of the Record Date.

(4)         Consists of 34,900 shares of Common  Stock,  75,708 shares of Common
            Stock  issuable  upon  exercise of options  within sixty days of the
            Record  Date and  2,148  shares of Common  Stock  issuable  upon the exercise of warrants within sixty days of the Record Date.

(5)         Consists of 8,333 shares of Common Stock  issuable  upon exercise of options within sixty days of the Record Date.

(6)         Consists of (a) 10,918  shares of Common Stock owned by Mr. May; (b)
            20,361 shares of Common Stock  issuable upon the exercise of options within  sixty days of the Record Date granted to Mr. May; (c) 23,000 shares  of  Common  Stock  owned by May  Management,  Inc.;  and (d)
            323,500 shares of Common Stock held in customer accounts as to which
            May Management,  Inc. has shared  dispositive  power. Mr. May is the
            Chief  Executive   Officer  and  a  principal   stockholder  of  May
            Management,  Inc.  and may be deemed to be the  beneficial  owner of shares owned by May Management,  Inc. or as to which May Management,
            Inc. has shared dispositive power.

(7)         Consists of 16,667 shares of Common Stock  issuable upon exercise of options within sixty days of the Record Date.

(8)         Consists of 6,152 shares of Common  Stock owned by Mr.  Benenson and
            59,275 shares of Common Stock which are owned by Arrowhead  Holdings
            Corporation,  of which Mr. Benenson is the  controlling  stockholder and thus may be deemed the  beneficial  owner of all such  shares of
            Common Stock.

(9)         Consists of 4,285 shares of Common Stock and 20,361 shares of Common
            Stock  issuable  upon  exercise of options  within sixty days of the
            Record Date.

-----------------

            Except as noted in the footnotes  above,  (i) none of such shares is known by the Company to be shares with respect to which the beneficial owner has the right to acquire  beneficial  ownership  and (ii) the Company  believes  the beneficial  owner listed above has sole voting and investment power with respect to the shares shown as being beneficially  owned by it.

                                      -4-

                       PROPOSAL I--ELECTION OF DIRECTORS

            Unless  otherwise  specified,  all Proxies received will be voted in favor of the election of the Board of Directors' nominees.  Each of the nominees other than Mark Schwarz currently serves as a director of the Company. The terms of office of the current nominee  directors expire at the Meeting and when their successors  are duly elected and  qualified.  James Benenson is not standing for reelection  because his  business  commitments  do not permit him to continue to devote the time required to serve as a director of the Company.  Management  has no reason to believe  that any of the  nominees  will be unable or  unwilling to serve as a  director,  if  elected.  Should  any of the  nominees  not  remain a candidate for election at the date of the Meeting,  the Proxies will be voted in favor of those  nominees who remain  candidates  and may be voted for substitute nominees selected by the Board of Directors.  THE BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS A VOTE FOR THE NOMINEES.

            The  name  of,  principal   occupation  of  and  certain  additional
information  about each  nominee  and each of the four  current  directors  with unexpired terms (as of the date of the Meeting) are set forth below.

                                                                   FIRST YEAR
               NAME                            AGE               BECAME DIRECTOR
               ----                            ---               ---------------

   Warren G. Lichtenstein                       35                     1996

   Jack L. Howard                               39                     1996

   Earle C. May                                 82                     1997

   Joseph L. Mullen                             53                     1995

   Mark Schwarz                                 40           Not Applicable

------------------

            WARREN G.  LICHTENSTEIN  was  appointed a director of the Company in
1996 and has served as  President  and Chief  Executive  Officer of the  Company
since  December  1997.  Mr.  Lichtenstein  has been the Chairman of the Board of
Directors,  Secretary and the Managing Member of Steel Partners,  L.L.C. ("Steel
LLC"),  the general  partner of Steel Partners II, L.P.,  since January 1, 1996.
Prior to such time,  Mr.  Lichtenstein  was the Chairman and a director of Steel
Partners,  Ltd., the general partner of Steel Partners  Associates,  L.P., which was the general  partner of Steel Partners II, L.P. since 1993. He has served as a director and Chief Executive Officer of Gateway Industries,  Inc. ("Gateway"),
a provider of database development and website design and development  services, since 1994 and as the Chairman of the Board since 1995. Mr.  Lichtenstein served as President and director of Marsel Mirror and Glass Products,  Inc. ("Marsel"),
a former  subsidiary  of Gateway,  from its inception in July 1995 until shortly after the  acquisition  of its  business by the Company in  November  1995,  and continued as a director until its disposition in December 1996. Marsel filed for protection  under  Chapter  11 of the  United  States  Bankruptcy  Code  shortly following Gateway's  disposition of its interest in Marsel. Mr. Lichtenstein has served as President and Chief Executive  Officer of CPX Corp., a company with no significant  operating  business,  since  June  1999  and as its  Secretary  and
Treasurer  since May 2001. Mr.  Lichtenstein is also a director of the following publicly held companies: Tandycrafts, Inc., a manufacturer of picture frames and
framed  art;  EEC   International   Corp.,  a   manufacturer   and  marketer  of
computer-controlled simulators for training personnel to

                                      -5-

perform  maintenance  and  operator  procedures  on military  weapons;  Puroflow
Incorporated,  a designer and manufacturer of precision  filtration devices; and
US Diagnostic Inc., an operator of outpatient diagnostic imaging.

            JACK L. HOWARD has served as a director  of the  Company  since 1996 and Vice  President of the Company since  December 1997. Mr. Howard was also the
Secretary,  Treasurer and Chief  Financial  officer of the Company from December
1997  to May  2000.  Mr.  Howard  has  been a  registered  principal  of  Mutual
Securities,  Inc., a stock brokerage  firm,  since prior to 1993. Mr. Howard has also served as a director  and the  President  of Gateway  Industries,  Inc.,  a
provider of database  development and website design and  development  services, since  September  1994. Mr. Howard is a director of the following  publicly held companies:  Pubco  Corporation,  a  manufacturer  and  distributor  of  printing
supplies  and  construction  equipment;   Castelle,  a  maker  and  marketer  of
application  server devices;  and US Diagnostic  Inc., an operator of outpatient diagnostic imaging.

            EARLE C. MAY has served as director of the Company  since 1997.  Mr.
May has  been an  executive  officer  of May  Management,  Inc.,  an  investment management firm, since prior to 1995.

            JOSEPH L. MULLEN has served as a director of the Company since 1995.
Mr.  Mullen  is  currently  serving  as Vice  President,  General  Merchandising
Manager-Hard Line of Retail Exchange.com,  Inc., a business-to-business Internet company that operates an online  marketplace for excess  consumer  goods.  Since
January  1994,   Mr.  Mullen  has  served  as  Managing   Partner  of  Li  Moran
International,  a management  consulting company, and has functioned as a senior officer overseeing the merchandise and marketing  departments for such companies as Leewards  Creative  Crafts Inc.,  Office Depot of Warsaw,  Poland and Camelot
Music.  From  January  1994 to July  1994,  Mr.  Mullen  served as  Senior  Vice
President  for  Leewards   Creative   Crafts  Inc.,  a  national   retail  chain
specializing in crafts.

            MARK SCHWARZ is a nominee for director of the Company.  Mr.  Schwarz has served as the sole general  partner of Newcastle  Partners,  L.P., a private investment  firm, since 1993. Mr. Schwarz was also Vice President and Manager of
Sandera  Capital,  L.L.C.,  a  private  investment  firm  affiliated  with  Hunt
Financial  Group,  L.L.C.,  a Dallas-based  investment  firm associated with the
Lamar Hunt family ("Hunt"), from 1995 to September 1999 and a securities analyst and  portfolio  manager for SCM  Advisors,  L.L.C.,  formerly a  Hunt-affiliated registered  investment  advisor,  from May 1993 to 1996. Mr.  Schwarz  currently serves as a director  of the  following  companies:  Bell  Industries,  Inc.,  a computer systems integrator; Tandycrafts, Inc., a manufacturer of picture frames and framed art; and Hallmark Financial Services,  Inc., a  property-and-casualty insurance  holding  company.  From October 1998 through April 1999,  Mr. Schwarz served as a director of Aydin Corporation, a defense-electronics manufacturer.

RECOMMENDATION

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF
THE NOMINEES.

                                      -6-

MEETINGS

            The Board of  Directors  held four  meetings  during the fiscal year ended December 31, 2000.  All the members of the Board of Directors  attended at least  three of the  meetings.  From time to time,  the  members of the Board of
Directors act by unanimous  written consent pursuant to the laws of the State of
Delaware.

            The  Board  of  Directors  has  a   Compensation   Committee   which
administers the Company's stock option plan and makes recommendations concerning salaries and  incentive  compensation  for employees of and  consultants  to the
Company. For the fiscal year ended December 31, 2000, the Compensation Committee was composed of Earle C. May (Chairman),  Joseph Mullen and James Benenson.  The
Compensation  Committee did not hold any meetings during the year ended December
31, 2000.

            The Board of  Directors  does not have a Nominating  Committee,  the customary functions of which are performed by the entire Board of Directors.

            The Board of Directors  has an Audit  Committee,  which  reviews the
Company's  financial  statements and  accounting  policies,  resolves  potential conflicts of interest, receives and reviews the recommendations of the Company's independent  auditors and confers with the Company's  independent  auditors with respect to the training and supervision of internal accounting personnel and the adequacy of internal accounting controls. For the fiscal year ended December 31,
2000, the members of the Audit Committee were Earle C. May (Chairman), Joseph L.
Mullen and James  Benenson.  All members of the  Company's  Audit  Committee are independent as independence  is defined in Rule  4200(a)(15) of the NASD listing standards.  The Audit  Committee has adopted a written Audit  Committee  Charter that is attached hereto as Appendix A.

            The Audit  Committee held one meeting during the year ended December
31, 2000. Members of the Audit Committee have reviewed and discussed the audited financial  statements  with the  management  of the Company  and have  discussed matters  required to be  discussed  by SAS 61  (Codification  of  Statements  on
Auditing  Standards,  AU Section 380) with Grant  Thornton  LLP,  the  Company's independent  auditors for the fiscal year ended  December  31,  2000.  The Audit
Committee  has  received  the  written  disclosures  and the  letter  from Grant
Thornton LLP, as required by the Independent Standards Board Standard No. 1, and
has  recommended  that the  audited  financial  statements  be  included  in the
Company's annual report for the fiscal year ended December 31, 2000.

                                       -7-

                                   MANAGEMENT

EXECUTIVE OFFICERS OF THE COMPANY

            The following  table  contains the names,  positions and ages of the executive officers of the Company who are not directors.

                                          PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS
NAME                                             AND CURRENT PUBLIC DIRECTORSHIPS                          AGE
----                                             --------------------------------                          ---

Glen M. Kassan          Mr.  Kassan has  served as Vice  President,  Chief  Financial  Officer  and         57
                        Secretary of the Company since June 2000.  He has served as Vice  President of Steel  Partners  Services,  Ltd., an entity  controlled by the Company's
                        Chairman and Chief  Executive  Officer,  since October  1999.  From 1997 to
                        1998,  Mr.  Kassan served as Chairman and Chief  Executive  Officer of Long
                        Term Care Services,  Inc., a privately owned  healthcare  services  company which he co-founded in 1994 and initially served as Vice Chairman and Chief
                        Financial Officer. Mr. Kassan has served as Vice President, Chief Financial
                        Officer and Secretary of Gateway  Industries,  Inc., a provider of database development and website design and development  services,  since June 2000.
                        Mr.  Kassan is also a director of  Tandycrafts,  Inc.,  a  manufacturer  of picture  frames and framed  art,  and US  Diagnostic  Inc.,  an operator of outpatient diagnostic imaging.

James R. Henderson      Mr.  Henderson  has served as Vice  President of  Operations of the Company         42
                        since  September  2000. He has served as Vice  President of Steel  Partners
                        Services,  Ltd., an entity  controlled by the Company's  Chairman and Chief
                        Executive Officer, since August 1999. From 1996 to July 1999, Mr. Henderson
                        was   employed   in   various   positions   with   Aydin   Corporation,   a
                        defense-electronics  manufacturer,  which  included his tenure as President and Chief  Operating  Officer from October 1998 to June 1999.  Prior to his employment  with  Aydin  Corporation,  Mr.  Henderson  was  employed  as an executive with UNISYS Corporation,  an e-business  solutions provider.  Mr.
                        Henderson is a director of ECC  International  Corp.,  a  manufacturer  and marketer  of  computer-controlled  simulators  for  training  personnel  to perform maintenance and operator procedures on military weapons.

                                       -8-

                             EXECUTIVE COMPENSATION

            The  following   table  sets  forth   information   concerning   the
compensation  paid by the Company  during the fiscal  years ended  December  31,
2000,  1999 and 1998 to the  Company's  Chief  Executive  Officer.  No executive officer of the  Company  had a salary and bonus  which  exceeded  $100,000  with respect to the fiscal year ended December 31, 2000.

                                                                                                      LONG-TERM
                                                                 ANNUAL COMPENSATION                  COMPENSATION

                                                                                                       SECURITIES
NAME AND PRINCIPAL POSITION                      YEAR      SALARY(1)($)           BONUS($)             OPTIONS(#)
---------------------------                      ----      ------------           --------             ----------
Warren G. Lichtenstein, President and Chief      2000           0                    0                      0
Executive Officer                                1999           0                    0                      0
                                                 1998           0                    0                   211,145

----------------
(1)         For information  relating to the management  functions  performed by
            Steel  Partners  Services,  Ltd., an entity  controlled by Warren G.
            Lichtenstein,   please  see  "Certain   Relationships   and  Related
            Transactions."

            The Chief Executive  Officer did not receive any stock option grants from the Company or exercise any Company  stock  options  during the fiscal year ended  December 31, 2000.  The following  table sets forth  certain  information regarding  unexercised  stock options held by the Chief Executive  Officer as of
December 31, 2000.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                                               NUMBER OF SECURITIES UNDERLYING               VALUE OF UNEXERCISED
                                                   UNEXERCISED OPTIONS AT                        IN-THE-MONEY
                                                      DECEMBER 31, 2000               OPTIONS AT DECEMBER 31, 2000 (1)
                   NAME                           EXERCISABLE/UNEXERCISABLE             EXERCISABLE/UNEXERCISABLE($)
                   ----                           -------------------------             ----------------------------
Warren G. Lichtenstein                                   227,458/0                               $191,602/0

-----------------
(1)         Based on the per-share closing price of the Common Stock of $2.78 on the  Nasdaq  SmallCap  Market on  December  31,  2000 and an average exercise price of $1.94.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

            Officers  of  the  Company  do  not  receive  annual   compensation.
Day-to-day  management functions are performed by Steel Partners Services,  Ltd.
Please see the section titled "Certain  Relationships and Related  Transactions"
for a description of the contractual  arrangement  between the Company and Steel
Partners Services, Ltd.

                                       -9-

            Each of the three  directors  who is not an officer  has  elected to receive  his  retainer  fee of $12,000  per year and  meeting  fee  compensation ranging  from $375 to $1,000 per meeting in the form of grants of common  stock, to be paid at the time of the annual meeting. The value of the shares granted is the fair market value at the time of the grant.  Officers who are not  directors do not receive annual or per meeting compensation. Earle May, as Chairman of the
Audit Committee receives monetary compensation of $2,500 per quarter.

BOARD OF DIRECTORS COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

            Securities   and  Exchange   Commission   regulations   require  the
disclosure of the compensation  policies applicable to executive officers in the form of a report by the  compensation  committee of the Board of Directors (or a report  of the  full  Board  of  Directors  in  the  absence  of a  compensation
committee).   As  noted  above,  the  Company  has  no  employees  and  pays  no
compensation.   As  a  result,   the  Board  of  Directors  has  not  considered
compensation  policy for employees and has not included a report with this proxy statement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

            None of the directors  serving on the  Compensation  Committee was a party  to any  transaction  which  requires  disclosure  under  Item  402(j)  of
Regulation S-K.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

            See  the  section   titled   "Certain   Relationships   and  Related
Transactions."

                                      -10-

STOCK PERFORMANCE GRAPH

            The  following  graphs show a  comparison  of the  cumulative  total returns for the Company,  the NASDAQ  Market Value Index,  and the Media General
Industry Group Index (comprised of credit services).  The graphs assume that the value of the  investment  in the  Company and each index was $100 on January 31,
1996 (the initial listing date of the stock of the Company's  predecessor  after its  reorganization  under Chapter 11 of the United States Bankruptcy Code), and that all dividends were reinvested.

                                 Base Period     January       January       December      December      December
Company Name/                    January 31,       31,           29,           31,           31,            31,
Index                               1996          1997          1998          1998           1999          2000
-----                               ----          ----          ----          ----           ----          ----
WebFinancial Corporation            100.0         114.5         114.5         348.8         361.6         138.1
Credit Services                     100.0         143.5         188.5         220.7         290.3         324.7
NASDAQ Market Index                 100.0         131.6         155.0         210.0         370.4         232.8

                                      -11-

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section  16(a) of the  Securities  Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent  of a  registered  class of the  Company's  equity  securities,  to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission ("SEC"). Such officers, directors and 10%
stockholders  are also  required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

            Based  solely on its review of the copies of such forms  received by it, or written  representations  from  certain  reporting  persons,  the Company believes  that,  during  the fiscal  year ended  December  31,  2000,  there was compliance  with  all  Section  16(a)  filing  requirements  applicable  to  its officers,  directors and 10%  stockholders,  with the exception of Earle May and
Glen Kassan whose Forms 5 reporting the acquisition of securities of the Company were inadvertently filed late.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            Pursuant to the Management  Agreement  approved by a majority of the
Company's  disinterested  directors,   Steel  Partners  Services,  Ltd.  ("SPS")
provides the Company with office space and certain management,  consulting,  and advisory  services.  The  Management  Agreement is  automatically  renewed on an annual basis until  terminated by either party,  at any time and for any reason, upon at least 60 days' written  notice.  The Management  Agreement also provides that the Company  shall  indemnify,  save and hold SPS harmless from and against any obligation, liability, cost or damage resulting from SPS's actions under the terms of the  Management  Agreement,  except to the extent  occasioned  by gross negligence or willful misconduct of SPS's officers,  directors or employees.  In consideration  of the services  rendered by SPS, the Company pays to SPS a fixed monthly fee, which is adjustable annually upon agreement of the Company and SPS.
During the fiscal years ended  December 31, 1999 and 2000,  SPS received fees of
$267,000 and $310,000, respectively, from the Company. The Company believes that the cost of obtaining the type and quality of services rendered by SPS under the
Management  Agreement  is no less  favorable  than the cost at which the Company could  obtain from  unaffiliated  entities.  SPS is owned by an entity  which is controlled by Warren  Lichtenstein,  the Company's President and Chief Executive
Officer.

                                      -12-

                   PROPOSAL II--RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

            On May 1, 2000,  the Company  dismissed  KPMG LLP  ("KPMG"),  as its independent accountants. The audit reports of KPMG on the consolidated financial statements  of the  Company as of December  31, 1999 and 1998,  and for the year ended December 31, 1999, the eleven-month period ended December 31, 1998 and the year ended January 31, 1998 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty,  audit scope, or accounting  principles.  The Board of Directors participated in and approved the decision to change independent accountants.

            In  connection  with  the  audits  of  the  Company's   consolidated
financial  statements  for each of the two fiscal years ended  December 31, 1999 and 1998, and in the subsequent  interim period through May 1, 2000,  there were no  "disagreements," as that term is defined in the instructions to Form 8-K and the  regulations  applicable  to Item 4 of Form 8-K,  with KPMG on any matter of accounting principles or practices,  financial statement disclosure, or auditing
scope  or  procedures,   which   "disagreements,"   if  not  resolved  to  their
satisfaction  would have caused them to make reference in connection  with their opinion on the subject matter of the "disagreement" in their report.

            KPMG has  furnished  the Company with a letter  addressed to the SEC stating that it agrees with the above statements, except that KPMG did not agree or disagree  with the reference to the Board of Directors  participating  in and approving the decision to change independent auditors.

            The Company engaged Grant Thornton LLP as the Company's  auditors on
May 4, 2000.  The Company has not consulted  with Grant  Thornton LLP during the two fiscal years prior to May 4, 2000  concerning the  application of accounting
principles  or  any  issues  relating  to  accounting,   auditing  or  financial
reporting.

            Although the  selection of auditors  does not require  ratification, the Board of Directors has directed that the  appointment  of Grant Thornton LLP be submitted to stockholders  for  ratification  due to the significance of such appointment to the Company.  If  stockholders  do not ratify the  appointment of
Grant  Thornton  LLP, the Board of Directors  will consider the  appointment  of other certified public  accountants.  The approval of the proposal to ratify the appointment of Grant Thornton LLP requires the affirmative vote of a majority of the votes cast by holders of the Common Stock.

            AUDIT FEES:  The  aggregate  fees billed for  professional  services rendered by Grant Thornton LLP for the audit of the annual financial  statements of the Company and its subsidiary WebBank for the fiscal year ended December 31,
2000 and the review of the financial  statements included in the Company's Forms
10-Q for such fiscal year were approximately $67,400.

            FINANCIAL  INFORMATION  SYSTEMS DESIGN AND  IMPLEMENTATION  FEES: No
fees were billed for  professional  services  rendered by Grant Thornton LLP for financial information systems design and implementation  services for the fiscal year ended December 31, 2000.

            ALL OTHER FEES: The aggregate  fees billed for services  rendered by
Grant  Thornton LLP, other than the services  referred to above,  for the fiscal year ended December 31, 2000 were approximately $32,400.

                                      -13-

            The Audit  Committee has  considered  whether the provision by Grant
Thornton  LLP of the  services  covered by the fees other than the audit fees is compatible with maintaining  Grant Thornton's  independence and believes that it is compatible.

            The Company does not expect a  representative  of Grant Thornton LLP to be present at the Meeting.

RECOMMENDATION

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S  INDEPENDENT AUDITORS FOR THE
YEAR ENDING DECEMBER 31, 2001.

                                      -14-

                                  ANNUAL REPORT

            All stockholders of record as of the Record Date, have been sent, or are concurrently herewith being sent, a copy of the Company's 2000 Annual Report for the year  ended  December  31,  2000,  which  contains  certified  financial statements of the Company for the year ended December 31, 2000.

            ANY  STOCKHOLDER  OF THE COMPANY MAY OBTAIN WITHOUT CHARGE A COPY OF
THE COMPANY'S  ANNUAL  REPORT ON FORM 10-K FOR THE YEAR ENDED  DECEMBER 31, 2000
(WITHOUT  EXHIBITS),  AS FILED WITH THE SECURITIES AND EXCHANGE  COMMISSION,  BY
WRITING TO GLEN M. KASSAN, VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND SECRETARY
AT WEBFINANCIAL  CORPORATION,  150 EAST 52ND STREET,  21ST FLOOR,  NEW YORK, NEW
YORK 10022.

                              STOCKHOLDER PROPOSALS

            Stockholder  proposals made in accordance  with Rule 14a-8 under the
Exchange Act and intended to be presented at the Company's  2002 Annual  Meeting of Stockholders  must be received by the Company at its principal  office in New
York,  New York no later  than  February  22,  2002 for  inclusion  in the proxy statement for that meeting.

            On May 21, 1998 the  Securities and Exchange  Commission  adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of
1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a stockholder  proposal which is not  addressed in the  Company's  proxy  statement.  The new  amendment provides that if a proponent of a proposal  fails to notify the Company at least
45 days  prior  to the  month  and day of  mailing  of the  prior  year's  proxy statement,  then the  Company  will be allowed to use its  discretionary  voting authority when the proposal is raised at the meeting,  without any discussion of the matter in the proxy statement.

            With respect to the Company's 2002 Annual  Meeting of  Stockholders,
if the  Company is not  provided  notice of a  stockholder  proposal,  which the stockholder  has  not  previously  sought  to  include  in the  Company's  proxy statement,  by May 8,  2002,  the  Company  will be  allowed  to use its  voting authority as outlined above.

                                  OTHER MATTERS

            As of the  date of this  Proxy  Statement,  management  knows  of no matters  other  than  those  set  forth  herein  which  will  be  presented  for consideration  at the  Meeting.  If any other  matter or  matters  are  properly brought before the Meeting or any adjournment  thereof, the persons named in the accompanying Proxy will have discretionary  authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.

                                       Glen M. Kassan
                                       VICE PRESIDENT, CHIEF FINANCIAL OFFICER
                                       AND SECRETARY

June 22, 2001

                                      -15-

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                            WEBFINANCIAL CORPORATION

                     PROXY -- ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 19, 2001

            The  undersigned,  a  stockholder  of  WebFinancial  Corporation,  a
Delaware corporation (the "Company"), does hereby appoint Warren G. Lichtenstein and Jack L. Howard,  and each of them, the true and lawful attorneys and proxies with full  power of  substitution,  for and in the name,  place and stead of the undersigned,  to vote all of the shares of Common Stock of the Company which the undersigned  would be entitled to vote if personally  present at the 2001 Annual
Meeting  of  Stockholders  of the  Company  to be held at the  offices of Olshan
Grundman Frome Rosenzweig & Wolosky LLP,  located at 505 Park Avenue,  New York,
New  York  10022,  on July  19,  2001  at  10:30  A.M.,  local  time,  or at any adjournment or adjournments thereof.

            The undersigned hereby instructs said proxies or their substitutes:

            1.         ELECTION OF DIRECTORS:

            The election of Warren G.  Lichtenstein,  Jack L.  Howard,  Earle C.
May,  Joseph Mullen and Mark Schwarz to the Board of  Directors,  to serve until the 2002 Annual Meeting of Stockholders  and until their  respective  successors are elected and shall qualify.

                              WITHHOLD AUTHORITY
      FOR ALL                 TO VOTE FOR ALL
      NOMINEES ___            NOMINEES ___              _______________________

                                                        _______________________

                                                        _______________________

                                                        _______________________

                                                        _______________________

                                                        TO WITHHOLD AUTHORITY TO
                                                        VOTE FOR ANY  INDIVIDUAL
                                                        NOMINEE(S),  PRINT  NAME
                                                        ABOVE.

            2.          TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS:

                        ______  FOR   _____  AGAINST    _____  ABSTAIN

            3.          DISCRETIONARY AUTHORITY:

            In their  discretion,  the proxies are  authorized to vote upon such other and further business as may properly come before the Meeting.

            THIS  PROXY  WILL  BE  VOTED  IN  ACCORDANCE   WITH  ANY  DIRECTIONS
HEREINBEFORE  GIVEN.  UNLESS  OTHERWISE  SPECIFIED,  THIS PROXY WILL BE VOTED TO
ELECT  DIRECTORS,  AND TO RATIFY THE  APPOINTMENT  OF GRANT  THORNTON LLP AS THE
COMPANY'S INDEPENDENT AUDITORS.

            The  undersigned  hereby  revokes  any proxy or  proxies  heretofore given, and ratifies and confirms that all the proxies  appointed  hereby, or any of them,  or their  substitutes,  may  lawfully do or cause to be done by virtue hereof.

Dated: _______________________, 2001

_____________________________ (L.S.)

_____________________________ (L.S.)
         Signature(s)

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON.  WHEN SIGNING AS
ATTORNEY,  EXECUTOR,  ADMINISTRATOR,  TRUSTEE OR GUARDIAN,  PLEASE  INDICATE THE
CAPACITY IN WHICH  SIGNING.  WHEN SIGNING AS JOINT  TENANTS,  ALL PARTIES IN THE
JOINT TENANCY MUST SIGN.  WHEN A PROXY IS GIVEN BY A  CORPORATION,  IT SHOULD BE
SIGNED WITH FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER.

            PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY IN THE ENVELOPE PROVIDED
FOR THIS PURPOSE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                      APPENDIX A

                         CHARTER OF THE AUDIT COMMITTEE

                                       OF

                            WEBFINANCIAL CORPORATION

            The  Audit  Committee  of the  Board of  Directors  of  WebFinancial
Corporation  (the  "Corporation")  (the  "Committee")  shall assist the Board of
Directors  in  fulfilling  its  oversight  responsibilities  with respect to the financial reports and other financial information provided by the Corporation to the stockholders and to the general public, the Corporation's internal controls, and the  Corporation's  audit,  accounting  and  financial  reporting  processes generally.  The Committee shall serve as an independent and objective monitor of the performance of the Corporation's  financial  reporting process and system of internal  control;  review and appraise the audit  efforts of the  Corporation's independent  accountants;  and provide for open, ongoing communication among the independent  accountant,  financial  and  senior  management,  and the  Board of
Directors  concerning  the  Corporation's  financial  position and affairs.  The
Committee  will  report  its  actions  to  the  Board  of  Directors  with  such recommendations  as the Committee may deem  appropriate.  The Committee shall be governed in accordance  with the By-Laws of the  Corporation as well as have the following powers and duties:

            1.          Structure  and  Composition.   The  Committee  shall  be
composed of at least three independent directors who are all capable of reading, understanding and analyzing financial statements, or who will become financially literate  within a reasonable  time after being  appointed to the Committee.  At least one member of the  Committee  shall  have past  employment  experience  in finance or accounting,  or any comparable experience or background which results in that committee  member having  financial  sophistication.  The members of the
Committee shall elect the Chairman (the "Chairman") from among  themselves.  The independence  of a director shall be determined in accordance with the rules and regulations of the securities  market where the  Corporation's  shares of Common
Stock are traded. The duties and  responsibilities  of a member of the Committee are in addition to those duties generally pertaining to a member of the Board of
Directors.

            2.          General  Financial  Oversight.  The Committee shall meet
with the independent  accountants and the principal  accounting  officers of the
Corporation to ascertain that reasonable procedures and controls are followed to safeguard the  Corporation's  assets and that adequate  examinations are made to ensure the  reasonableness  of the results reported in the financial  statements for the fiscal year. Specifically, the Committee shall:

                                      A-1

            o           Review  the  financial   information  contained  in  the
                        Corporation's Quarterly Report on Form 10-Q prior to its
                        filing with the Securities and Exchange  Commission (the
                        "SEC"), the Corporation's  earning announcement prior to
                        release, and the results of the independent accountant's
                        review of Interim Financial  Information pursuant to SAS
                        71. The Chairman may represent the Committee,  either in
                        person or by telephone  conference call, for the purpose
                        of this review.

            o           Review with management and the  independent  accountants
                        at the  completion  of the  annual  audit  and  prior to
                        filing the Corporation's annual report on Form 10-K (the
                        "Annual   Report")   with  the  SEC,  the  accuracy  and
                        completeness of the following:

                        (i) the Corporation's  financial  statements included in
                        the Annual Report and related footnotes;

                        (ii) the independent accountant's audit of the financial
                        statements and their report;

                        (iii)   any   significant   changes   required   in  the
                        independent accountant's examination plan;

                        (iv)  any  serious   difficulties   or   disputes   with
                        management  encountered  during the course of the audit;
                        and

                        (v) other  matters  related to the  conduct of the audit
                        which  are to be  communicated  to the  Committee  under
                        generally   accepted   auditing   standards,   including
                        discussions  relating  to the  independent  accountants'
                        judgement about such matters as to the quality, not just
                        the  acceptability,   of  the  Corporation's  accounting
                        practices   and   other   items  set  forth  in  SAS  61
                        (Communications  with  Audit  Committees)  or other such
                        auditing  standards that may in time modify,  supplement
                        or replace SAS 61.

            o           The Committee  will have prepared and reviewed the Audit
                        Committee   Report   for   inclusion   in   the   annual
                        stockholder's  meeting  proxy  statement.  The Committee
                        must state whether it:

                        (i) has reviewed  and  discussed  the audited  financial
                        statements with management;

                        (ii) has discussed with the  independent  accountant the
                        matters  required to be  discussed  by SAS 61, as may be
                        modified, supplemented or replaced;

                                      A-2

                        (iii) has  received  the  written  disclosures  from the
                        independent   accountants   required   by   Independence
                        Standards Board Standard No. 1 ("ISBS No. 1"), as may be
                        modified or  supplemented,  and has  discussed  with the
                        accountant their independence; and

                        (iv) has recommended to the Board of Directors, based on
                        the review and  discussions  referred  to in above items
                        (i)  through  (iii),  that the  Corporation's  financial
                        statements  be  included  in the  Annual  Report on Form
                        10-KSB for the last fiscal year for filing with the SEC.

            3.          Selection  of  Independent  Accountants.  The  Committee
shall  recommend  the firm of  independent  accountants  to be nominated for the ensuing year at the Board of Directors meeting when such action is taken.

            o           Before recommending a continuing independent accountant,
                        the Committee  shall ensure the receipt for the year of,
                        and review with the  independent  accountant,  a written
                        statement  required by ISBS No. 1, as may be modified or
                        supplemented,  and discuss their continued  independence
                        with the  accountant.  The Committee will recommend that
                        the Board of Directors  take  appropriate  action on any
                        disclosed  relationships  that may reasonably be brought
                        to  bear  on the  independence  of the  accountants  and
                        satisfy   itself  that  the   Corporation   has  engaged
                        independent  accountants  as required by the  Securities
                        Act of 1933, as amended.

            o           Together  with the  Board of  Directors,  the  Committee
                        shall submit to the  stockholders  for  ratification  or
                        rejection  at the  annual  meeting of  stockholders  the
                        independent accountants selected.

            4.          Controls, Policies and Procedures Oversight. The members
of the  Committee  shall  meet from time to time to review  accounting  policies followed, changes therein, internal and accounting controls, and any issues that may be raised by the independent accountants. At the discretion of the Chairman, the principal  accounting  officers of the  Corporation may be invited to attend the meetings of the Committee with the  independent  accountants.  The Committee may  request  the  independent  accountants  to report on the  adequacy of their examination,  their views of the  Corporation's  internal  controls,  and on the
Corporation's  compliance  with accepted  accounting  principles  adopted by the accounting  profession,  as well  as the  effect  of  unusual  or  extraordinary transactions. The Committee shall also be responsible for the following:

            o           Obtain the  approval of the full Board of  Directors  of
                        this Charter and shall review and reassess  this Charter
                        as conditions dictate, at least on annual basis;

            o           Periodically  review the  adequacy of the  Corporation's
                        accounting, financial, and auditing personnel resources.

                                      A-3

            5.          Advice;   Legal   Representation.   The   Committee   is
authorized to confer with the  Corporation's  management and other  employees to whom it may deem necessary or  appropriate to fulfill its duties.  The Committee is authorized to conduct or authorize  investigations into any matter within the
Committee's scope of responsibilities.  The Committee also is authorized to seek outside legal or other advice to the extent it deems  necessary or  appropriate, provided  it shall  keep the Board of  Directors  advised  as to the  nature and extent of such outside advice.

                                      A-4